                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Crescent Banking Company
        ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

        ---------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

         --------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------

     5)  Total fee paid:

         --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         --------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------

     3)  Filing Party:

         --------------------------------------------------------------

     4)  Date Filed:

         --------------------------------------------------------------

                   [LETTERHEAD OF CRESCENT BANKING COMPANY]



                                                                  March 31, 1999

TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

          You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Crescent Banking Company (the "Company"), which will be held at the Pickens County Chamber of Commerce Community Center located at
500 Stegall Drive, Jasper, Georgia, Thursday, April 22, 1999 at 2:00 p.m. (the "Annual Meeting").

     At the Annual Meeting, you will be asked to consider and vote upon:

     (1) The election of two Class II directors to serve until the Company's 2002 Annual Meeting of Shareholders or until their successors are elected and qualified; and

     (2) An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 10,000,000, and

     (3) Such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

          We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement. If you have any questions about the Proxy Statement, please contact us.

                              Sincerely,


                              /s/ J. Donald Boggus, Jr.
                              -------------------------
                              J. Donald Boggus, Jr.
                              President and CEO

                           CRESCENT BANKING COMPANY
                                251 Highway 515
                               Jasper, GA 30143

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 22, 1999

TO THE SHAREHOLDERS OF CRESCENT BANKING COMPANY:

          NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Crescent Banking Company (the "Company") will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 22, 1999 at 2:00 p.m. (the "Annual Meeting"), for the following purposes:

     1. Elect Directors.  To elect two Class II directors to serve until the
        ----------------
        Company's 2002 Annual Meeting of Shareholders or until their successors are elected and qualified.

     2. Amendment to Articles of Incorporation.  To consider and vote upon a
        ---------------------------------------
        proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 10,000,000.

     3. Other Business.  To act upon such other matters as may properly come
        ---------------
        before the Annual Meeting or any reconvened meeting following any adjournment thereof.

          Only shareholders of record at the close of business on March 22, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ J. Donald Boggus, Jr.
                              -------------------------
                              J. Donald Boggus, Jr.
                              President and CEO


March 31, 1999

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          OF CRESCENT BANKING COMPANY
                      TO BE HELD THURSDAY, APRIL 22, 1999


                                  INTRODUCTION

General

          This Proxy Statement is being furnished to the shareholders of Crescent Banking Company (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 1999 Annual Meeting (the "Annual Meeting") of Shareholders to be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia on Thursday, April 22, 1999, and at any postponements or adjournments thereof. The Annual Meeting is being held to consider and vote upon (i) the election of two Class II directors to serve until the Company's 2002 Annual Meeting of Shareholders or until their successors are elected and qualified, (ii) a proposed amendment the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 10,000,000, and (iii) such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by Crescent Banking Company.

          This Proxy Statement is dated March 31, 1999 and is first being mailed to the shareholders of the Company on or about April 5, 1999. A copy of the Company's 1998 Annual Report to Shareholders accompanies this Proxy Statement. Shareholders of the Company may also receive, at no charge except the Company's cost of copying exhibits, a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission by the Company for the year ended December 31, 1998, by making a written or oral request to J. Donald Boggus, Jr., President and CEO, Crescent Banking Company, P.O. Box 668, Jasper, Georgia 30143, telephone (706) 692-2424.

             RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

          The Company's Board of Directors has fixed the close of business on March 22, 1999 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,728,708 shares of the $1.00 par value common stock of the Company ("Common Stock") issued and outstanding and held by approximately 588 shareholders of record. All share information contained in this Proxy Statement reflects the Company's September 30, 1998 two-for-one stock split.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS

ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF THE TWO NOMINEES FOR CLASS II DIRECTOR NAMED IN THE PROXY STATEMENT, "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 2,500,000 TO 10,000,000, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

          A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: Crescent Banking Company, Post Office Box 668, Jasper, Georgia, 30143, Attention: J. Donald Boggus, Jr., President and CEO.

COST OF SOLICITATION OF PROXIES

          The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the company may solicit proxies in person or by telephone or telegraph.

QUORUM AND VOTING REQUIREMENTS

          The approval of each proposal set forth in this proxy statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date.

          Proposal One, relating to the election of the nominees for class ii directors, requires approval by a "plurality" of the votes cast by the shares of Common Stock entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as shares of Common Stock present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

          Proposal Two, and any other proposal that is properly brought before the Annual Meeting, requires approval by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. With respect to such proposals, abstentions will be counted, but "broker non-votes" will not be counted, as shares present for purposes of determining the presence of a quorum. Both abstentions and "broker non-votes" will be counted as votes cast against such proposals for purposes of determining whether such proposal has received sufficient votes for approval.

ADJOURNMENT

          In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

                                  PROPOSAL ONE
                         ELECTION OF CLASS II DIRECTORS

GENERAL

          The Board of Directors of the company currently consists of six members divided into three classes, designated Class I, Class II, and Class III, each serving for a period of three years from their respective dates of election. The current members of the Company's Board of Directors are serving terms ending with the Company's Annual Meetings of shareholders in 1999 (class
II), 2000 (Class III) and 2001 (Class I). One-third of the members of the Board of Directors are elected by the shareholders annually. The Annual Meeting is being held in part to elect two Class II Directors of the Company to serve until the Company's Annual Meeting of Shareholders in 2002 or until their respective successors are elected and qualified.

          The directors whose terms will expire at the 1999 Annual Meeting are
L. Edmund Rast and Harry C. Howard. L. Edmund Rast and J. Donald Boggus, Jr. have been nominated by the Board of Directors to stand for election. If elected, Messrs. Rast and Boggus will serve as Class II directors holding office until the Company's 2002 Annual Meeting of Shareholders and until their successors are elected and qualified. The following table sets forth, as to each director, officer or nominee, (i) his name; (ii) his age at March 22, 1999; (iii) the date he was first elected as a director or officer; (iv) a description of positions and offices that he holds with the Company (other than as a director), Crescent Bank and Trust Company (the "Bank"), and Crescent Mortgage Services, Inc. ("CMS"), if any; (v) a brief description of his principal occupation or occupations over at least the last five years; (vi) his other business experience; (vii) the number of shares of Common Stock beneficially owned by him on March 22, 1999; (viii) and the percentage of the total shares of Common Stock outstanding on March 22, 1999 that his beneficial ownership represents. Messrs. Howell and Rast have served as directors of the Company since its organization, and as directors of the Bank from its organization until April 1995. Mr. Lowe has served as a director of the Bank and of the Company since their respective organizations. Mr. Fendley, who has served as a director of the Bank since its organization, was elected to the
Company's Board of Directors at the 1994 Annual Meeting.    Mr. Elliott has
served as a director of the Company since October 1996 and a director of the Bank since April 1995. Mr. Boggus has served as a director of the Bank since April 1996 when he was named President and CEO of the Company and the Bank.

        Name; Age                Number and
 at March 22, 1999; Date        Percentage of                            Principal Occupation
 First Elected as Director       Shares (1)                            and Business Experience
--------------------------     --------------                          -----------------------

       Nominees for Election as Class II Directors (Term Expiring 2002)
       ----------------------------------------------------------------
L. Edmund Rast                  29,600 (1.71%)  Mr. Rast began his career with the Southern Bell Telephone Company
Age 83                                          in 1937 and served in various capacities before leaving Southern
1991                                            Bell as President and Chief Executive Officer in 1981.  Mr. Rast
                                                then joined Audichron Co., an Atlanta electronics company, as
                                                Chairman and Chief Executive Officer in 1983 and remained with
                                                Audichron until his retirement in 1984.  Mr. Rast previously served as Chairman of the Board of the Bank until April 1995 when Mr. Rast retired from the Bank's Board.  Mr. Rast also served as Chairman of the Board of the Company from its organization until May 1995.

J. Donald Boggus, Jr.              29,496 (2)   Mr. Boggus began his Banking career working with C & S National
                                       (1.69%)  Bank in 1984 while attending the Georgia Institute of Technology.
Age 35                                          After serving as a staff accountant for two years with a regional
1989                                            accounting firm, Mr. Boggus worked as Controller for Etowah Bank in
                                                Canton, Georgia.  Mr. Boggus joined Crescent Bank and Trust Company as controller in March 1989.  Mr. Boggus served as Chief Financial
                                                Officer of the Bank and the Company until being named President and
                                                CEO in April 1996.  Mr. Boggus has served on the Board of the Bank and CMS since April 1996.  Mr. Boggus also serves as Secretary of
                                                CMS.

                                     Incumbent Class II Directors Not Standing for Re-Election
                                     ---------------------------------------------------------

Harry C. Howard                 34,800 (2.01%)  Mr. Howard was a partner in the Atlanta law firm of King & Spalding
Age 69                                          from 1960 through 1992 and is presently a retired partner of such
1994                                            firm.  Mr. Howard served as Chairman of the Board of the Bank from
                                                April 1995 to April 1996.


                                        Incumbent Class III Directors (Term Expiring 2000)
                                        --------------------------------------------------

Arthur Howell                      45,996 (3)   Mr. Howell was a partner in the Atlanta law firm of Alston & Bird,
Age 79                                 (2.65%)  LLP from 1945 through August 1988, and is currently of counsel with
1991                                            that firm.  He is the President and a director of Summit
                                                Industries, Inc., a family-owned consumer products company, and is a director of the Enterprise Group of Funds, a family of mutual funds registered with the Securities and Exchange Commission.  Mr.
                                                Howell has served as Chairman of the Company's Board since May
                                                1995.  Mr. Howell had previously served as Secretary of the
                                                Company.  Mr. Howell retired from the Bank's Board in April 1995.


Michael W. Lowe                    248,754 (4)  Mr. Lowe founded Jasper Jeep Sales, Inc., in 1976 and has served as
Age 51                                (14.33%)  its Chief Executive Officer since that time.
1991

                                         Incumbent Class I Directors (Term Expiring 2001)
                                         ------------------------------------------------

Charles R. Fendley                    17,770    Mr. Fendley served as the Vice President of Jasper Yarn Processing,
Age 53                                 (1.02%)  Inc., a textile business, from 1972 until 1996, and has been a
1994                                            director of Oglethorpe Power Corporation since 1993.  Since August
                                                1996, Mr. Fendley has served as a mortgage officer of Crescent Bank and Trust Company.  Mr. Fendley has served as Secretary of the
                                                Company since May, 1995.

A. James Elliott                24,540    Mr. Elliott served as a partner with Alston & Bird, LLP for 30
Age 57                          (1.42%)   years before leaving in 1994.  After leaving Alston & Bird, LLP in
                                          1994, he joined Emory University Law School as the Associate Dean.
1995                                      Mr. Elliott has served as a director of the Bank since April 1995 and as its Chairman since April 1996.  Mr. Elliott has served on the Company's Board of Directors since October 1996.

                                          Officers of the Company not serving as Director
                                          -----------------------------------------------

Bonnie B. Boling                 1,200    Ms. Boling serves as Vice President and Chief Financial Officer for
Age 44                           (.07%)   the Company and CMS.  She has a Bachelor of Science in Accounting
                                          from Kennesaw State University.  Ms. Boling held the position of
1997                                      Senior Vice President and Chief Financial Officer for Cherokee
                                          Federal Savings Bank, FSB and Bank of North Georgia form 1989 to
                                          1994.  Ms. Boling has worked in the banking industry since 1973.

Robert C. KenKnight             23,347    Mr. KenKnight joined the Bank as its Executive Vice President for
Age 58                          (1.33%)   Mortgage Banking Operations in February 1993.  He has served as the
                                          President of CMS since it organization in October 1994.  Mr.
1993                                      KenKnight was the President of Liberty Mortgage Corporation, an
                                          Atlanta-based mortgage company with a mortgage-servicing portfolio of approximately $900 million, from October 1989 until joining the
                                          Bank.  He was previously employed as Executive Vice President of
                                          Entrust Funding Company, Atlanta, from February 1986 to August
                                          1989, and has worked in the mortgage industry since 1963.  Mr.
                                          KenKnight is past President of the Mortgage Bankers Association of
                                          Georgia and the Atlanta Mortgage Bankers Association.

Michael P. Leddy                 5,733    Mr. Leddy has a B.S. for the University of Central Florida where he
Age 53                           (.33%)   majored in finance.  He was head of the Secondary Marketing group of Molton Allen & Williams, Inc. before leaving in 1976 to join
1993                                      Paine Webber Incorporated's institutional sales division in
                                          Atlanta, Georgia.  In 1985, he served on the initial management team that started Arvida Mortgage Company in Boca Raton, Florida, a subsidiary of Walt Disney Productions.  He then returned to Paine
                                          Webber Incorporated before joining the Company in 1993 as Senior
                                          Vice President of Secondary Marketing for the Bank and CMS.

_______________________________________
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2) Includes 12,000 shares subject to stock options currently exercisable or within 60 days and 726 shares held by Mr. Boggus' wife.
(3) Includes 2,370 shares held by Mr. Howell's wife, as to which shares Mr. Howell disclaims beneficial ownership.
(4) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.


Recommendation and Required Vote

     This Proposal One, for the election of the two nominees as class II Directors, requires approval by the holders of a majority of the shares of Common Stock entitled to vote and voting at the meeting. The Board of Directors recommends a vote "FOR" this Proposal One. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.

                                  PROPOSAL TWO
              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Articles of Incorporation (the "Articles") authorize the issuance of 2,500,000 shares of the Company's Common Stock. As of March 22, 1999, there were 1,728,708 shares of the Company's Common Stock issued and outstanding. The Board of Directors has adopted a resolution to amend the Company's Articles to increase the number of authorized shares of Common Stock. This amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 2,500,000 to 10,000,000 in order to have additional authorized but unissued shares available for issuance to meet business demands as they may arise. The Board of Directors believes that such additional shares will provide the Company with the flexibility to issue Common Stock for possible future stock dividends or splits, acquisitions, stock options plans, possible future financings or other corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders' meeting.

     The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law, the rules of the Nasdaq SmallCap Market, or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock
proposed to be authorized, except stock option plans.   The issuance of
additional shares of Common Stock may have a dilutive effect on earnings per share and for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such shareholders' percentage voting power.

     Although the Company has no present intention to issue shares of Common Stock to make acquisitions of control of the Company more difficult and is unaware of any pending proposals to acquire the Company, any future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock, since such issuance would dilute the stock ownership of the acquiring entity. Common Stock, or rights to acquire such shares, could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with the Company's Board of Directors on opposing a takeover bid, thus discouraging such a bid.

     The Proposal Two, for the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 2,500,000 to 10,000,000, requires approval by a majority of all the votes
entitled to be cast by the shareholders.   The Board of Directors recommends a
vote "FOR" this Proposal
two. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.


                             ADDITIONAL INFORMATION

COMPENSATION OF DIRECTORS AND ATTENDANCE AT MEETINGS

     During 1998, each member of the Company's Board of Directors received a retainer fee of $4,000 for their services. In addition, pursuant to the Company's 1995 Stock Option Plan for Outside Directors (the "Plan"), the Company regularly awards shares of its Common Stock to outside directors. During each of 1995, 1996 and 1997, the Company awarded 400 shares of its Common Stock to each of its outside directors. During 1998, the Company's Board of Directors and shareholders approved certain amendments to the Plan, which, among other things, authorized a one-time grant of 4,000 shares of Common Stock to be made during 1998 to each of the Company's outside directors. The Company completed this one-time grant on April 17, 1998. The Company has 98,000 shares of its Common Stock authorized and reserved for issuance under the Plan, and, as of March 22, 1999, 78,400 shares had been issued under the Plan.

     The Board of Directors held nine meetings during 1998. During 1998, each member of the Company's Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees thereof on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Bank's Board of Directors maintains standing Executive, Audit, Mortgage Banking, Loan and Investment Committees. The Company's Board of Directors presently has only a standing Stock Option Committee, which is composed of Messrs. Howell (Chairman), Lowe and Rast. The Company's Board of Directors performs the function of a Nominating Committee. The Board will consider nominees for director recommended by a shareholder entitled to vote in the election of directors, provided that written notice of the shareholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Company, in the case of an annual meeting of shareholder, no later than 90 days prior to the close of business on the 10th day following the date on which notice of the meeting at which the election is to take place is first given to shareholders. The notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a statement that the shareholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) such information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (d) the consent of each nominee to serve as a director of the Company if so elected.

     The Audit Committee of the Board of Directors of the Bank is composed of Messrs. Harry Howard (Chairman), Charles Wynne, and A. James Elliott. The Audit Committee has the responsibility of reviewing the bank's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee reports its findings to the Board of Directors. The Audit Committee held five meetings during the year ended December 31, 1998.

     While the Company does not have a standing compensation committee, the Board of Directors reviews and approves the compensation of executive officers of the Bank. All officers of the Company are compensated by the Bank.

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table reflects the number of shares of Common Stock beneficially owned by (i) each of the directors, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all of the directors and executive officers of the Company as a group, including the name and address of the only persons known by the Company to beneficially own more than 5% of the Common Stock as of March 22, 1999, together with the number of shares and percentage of outstanding shares beneficially owned. Management of the Company is informed that all such shares were held individually by each such shareholder with sole voting and investment power, except as noted herein.

             NAME AND ADDRESS               AMOUNT AND NATURE OF BENEFICIAL
           OF BENEFICIAL OWNER                        OWNERSHIP(1)                    PERCENT OF CLASS
------------------------------------------  -------------------------------           ----------------
Michael W. Lowe, Director                             248,754(2)                           14.33%
Fox Run
Jasper, Ga 30143

Charles R. Fendley, Secretary                          17,700                               1.02%
165 Town Creek Trail
Jasper, Ga 30143

Arthur Howell, Chairman                                45,996 (3)                           2.65%
200 Larkspur Lane
Highlands, NC 28741

Robert C. KenKnight, Executive Officer                 23,347                               1.33%
2043 Woodland Way
Dunwoody, GA  30338

L. Edmund Rast, Director                               34,800                               2.01%
4434 Harris Valley Road
Atlanta, GA 30327

J. Donald Boggus, Jr., President/CEO                   29,496 (4)                           1.69%
281 Happy Talk Trail
Jasper, GA 30143

James D. Boggus, Sr.                                   97,568 (5)                           5.63%
948 Happy Talk Trail
Jasper, GA 30143

A. James Elliott, Director                             10,270                               1.42%
732 Big Canoe
Big Canoe, GA 30143

Bonnie B. Boling, Vice President                        1,200                                .07%
264 East Boling Rd.
Jasper, GA 30143

Michael P. Leddy, Senior Officer                        5,733                                .33%
4698 East Conway Drive
Atlanta, GA 30327

All current directors and executive             459,966                  25.50%
 officers as a group (9 persons)
________________________________________

(1) Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using "beneficial ownership" concepts as set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.
(3) Includes 2,370 shares held by Mr. Howell's wife, as to which shares Mr. Howell disclaims beneficial ownership.
(4) Includes 12,000 shares subject to stock options currently exercisable or within 60 days and 726 shares held by Mr. Boggus' wife.
(5)  Includes 43,684 shares held by Mr. Boggus' wife.

Compensation of Executive Officers and Directors

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers who make in excess of $100,000 per year (collectively, the "Named Executive Officers").

     The table below sets forth-certain elements of compensation for the Named Executive Officers of the Company or the Bank for the periods indicated.


                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                         Annual Compensation                          Compensation
                                --------------------------------------  ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                    Securities
                                                           Other                     Underlying         All
                                                          Annual       Restricted     Options/         Other
 Name and Principal             Salary       Bonus        Compen-        Stock                       Compensa-
     Position          Year       ($)         ($)        sation($)     Awards(1)      SARs(#)       tion($)(2)
     --------          ----       ---         ---        ---------     ---------      -------       ----------
-------------------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.  1998    $ 85,000     $ 25,000             -             -            -         $ 6,415
President and Chief
Executive Officer      1997      70,000       10,000             -             -            -           7,202
of the Company and
the Bank               1996      65,000        6,500             -             -            -           4,361
---------------------------------------------------------------------------------------------------------------------------------
Robert C. KenKnight    1998    $527,325            -             -             -            -         $ 6,000
Executive Vice
President of the       1997     278,086            -             -         1,939            -          12,373
Bank; President of
the Bank's Mortgage    1996     322,286            -             -             -        2,500           9,050
Division
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Leddy       1998    $277,575     $ 25,000             -             -            -         $ 6,000
Senior Vice
President of the       1997     163,348       25,000             -             -            -           7,042
Bank in Charge of
Secondary Mortgage     1996     125,000       25,000             -             -        1,500           5,008
Marketing
---------------------------------------------------------------------------------------------------------------------------------

________________________________________
(1) Mr. KenKnight was granted 7,402 shares of restricted stock on March 1, 1998 pursuant to his employment agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant. As of December 31, 1998, Mr. KenKnight was the only person holding restricted stock of the Company. Mr. KenKnight's total shares granted to date under this agreement was 11,280 shares at December 31, 1998. On such date, his 11,280 shares of restricted stock were valued at $149,460.
(2) Other compensation represents insurance premiums paid by the Company on group term life insurance in excess of $50,000 and car allowance.


                     Option/SAR Grants in Last Fiscal Year

     No stock options or stock appreciation rights ("SARS") were granted to the Named Executive Officers during 1998.

                    Aggregated Option/SAR Exercises in 1998
                      and 1998 Year-End Option/SAR Values

     The following table shows stock options exercised by the Named Executive Officers during 1998, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1998. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock. No SARs were outstanding in 1998.

                                                                   Number of
                                                                   Securities            Value of
                                                                   Underlying           Unexercised
                                                                   Unexercised          In-the-Money
                                                                 Options/SARs at       Options/SARs at
                                                                    FY-End(#)             FY-End($)
                           Shares Acquired
                           on                Value Realized      Exercisable(E)/       Exercisable(E)/
Name                       Exercise(#)            ($)            Unexercisable(U)      Unexercisable(U)
---------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.           0                 N/A               12,000 (E)           $ 95,000 (E)
                                                                       -0- (U)                 $0 (U)
---------------------------------------------------------------------------------------------------------
Robert C. KenKnight             0                 N/A               20,000 (E)           $145,000 (E)
                                                                     5,000 (U)           $ 33,750 (U)
---------------------------------------------------------------------------------------------------------
Michael P. Leddy                0                 N/A                  -0- (E)           $ 21,248 (E)
                                                                     6,500 (U)           $ 62,753 (U)
---------------------------------------------------------------------------------------------------------
A. James Elliott                0                 N/A                5,200 (E)           $ 15,200 (E)
                                                                       -0- (U)                 $0 (U)
---------------------------------------------------------------------------------------------------------
Charles R. Fendley              0                 N/A                7,200 (E)           $ 25,700 (E)
                                                                       -0- (U)                 $0 (U)
---------------------------------------------------------------------------------------------------------
Arthur Howell                   0                 N/A                7,200 (E)           $ 25,700 (E)
                                                                       -0- (U)                 $0 (U)
---------------------------------------------------------------------------------------------------------

MICHAEL W. LOWE                        0         N/A                    7,200 (E)         25,700 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------

L. EDMUND RAST                         0         N/A                    7,200 (E)         25,700 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------

EXECUTIVE EMPLOYMENT AGREEMENT

          Robert C. KenKnight, the President of CMS and an Executive Vice President of the Bank, has entered into an employment agreement (the "Employment Agreement") with the Company dated as of May 1, 1997. In addition to salary, the Employment Agreement entitles Mr. KenKnight to incentive compensation in the form of cash and shares of restricted stock based on a percentage of the total added value of the Bank's mortgage division and CMS. In the event the Bank or the Company is acquired and Mr. KenKnight's employment is terminated as a result of such acquisition, the Employment Agreement authorizes a severance payment approximately equal to 12 months of annual compensation in effect at such time plus any accrued incentive compensation.

CERTAIN TRANSACTIONS

          Directors and executive officers of the Company and the Bank and certain business organizations and individuals associated with such persons have been customers of and have had banking transactions with the Bank in the ordinary course of business. Such transactions include loans, commitments, lines of credit, and letters of credit. Such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time for comparable transactions with other persons, and did not and do not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions with such persons and businesses are anticipated in the future.

          The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its and the Company's directors, nominees for director, executive officers, five percent shareholders, and their associates. All loans included in such transactions have been made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. At December 31, 1998, the amount of credit extended to directors, executive officers, principal shareholders and their associates was approximately $1,857,170, or approximately 13.1% of the Company's consolidated shareholders' equity.

INFORMATION CONCERNING THE COMPANY'S INDEPENDENT AUDITOR

          The certified public accounting public firm of Mauldin & Jenkins was the independent auditor for the Company during the year ended December 31, 1998. Representatives of Mauldin & Jenkins are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors of the Company currently intends to approve the engagement of Mauldin & Jenkins as its independent auditors for the fiscal year ending December 31, 1999.

          During the two most recent fiscal years and through the date hereof, the Company has not consulted with Mauldin & Jenkins on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor as (described in Regulation S-B, item 304 (a)(2)).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than ten percent shareholders are required by SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than ten percent beneficial owners were complied with by such persons.

                                 OTHER BUSINESS

          Management of the Company does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.


              SHAREHOLDER'S PROPOSALS FOR THE 2000 ANNUAL MEETING

          Proposals from shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company on or before November 26, 1999 to be eligible for inclusion in the Company's Proxy Statement and Proxy related to that meeting. Any other matter proposed by shareholders to be discussed at the Company's 2000 Annual Meeting of Shareholders may be so discussed if (i) the proposal is received by the Company on or before February 9, 2000, and (ii) the Company in its sole discretion, approves discussion of the matter at the Annual Meeting. Proposals regarding any such matters will not, however, be included in the Company's Proxy Statement and Proxy unless they are received prior to November 26, 1999.

REVOCABLE PROXY

                            CRESCENT BANKING COMPANY
           REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 1999

The undersigned hereby appoints A. James Elliott and Arthur Howell, or either of them, each with full power of substitution, as proxies to vote all shares of the $1.00 par value common stock of Crescent Banking Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held THURSDAY, APRIL 22, 1999, at 2:00 p.m., local time, at Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, and at any postponement or adjournment thereof (the "Annual Meeting").

SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENTS AS SPECIFIED ON THIS PROXY AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY COME PROPERLY BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED SAID PROXIES WILL VOTE FOR APPROVAL OF THE PROPOSAL.

The Board of Directors recommends a Vote "FOR" the following proposal:

1. ELECTION OF DIRECTORS: Authority for the election of L. Edmund Rast and J. Donald Boggus, Jr. as Class II directors each to serve until the Company's 2002 Annual Meeting of Shareholders or until their successors are elected and qualified.

FOR _____                      WITHHOLD AUTHORITY _____
both nominees listed above     to vote for nominees
(except as marked to           written below.
                               the contrary below)
________________________________________________________________________________

The Board of Directors recommends a Vote "FOR" the following proposal:

2. AMEND THE COMPANY'S ARTICLES OF INCORPORATION: AUTHORITY TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 2,500,000 TO 10,000,000.

FOR _____        AGAINST _____        ABSTAIN _____

PLEASE SIGN EXACTLY AS NAME APPEARS ON THE LABEL BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, TRUSTEE, OR GUARDIAN PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

COMMON SHARES:            DATED:  ________________, 1999

ACCOUNT NUMBER:


                                         ___________________________________
                                         SIGNATURE

                                         ______________________________________
                                         SIGNATURE IF HELD JOINTLY

PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
FURNISHED.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.